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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20479



                              -----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported) August 14, 1996
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                          NWCG Holdings Corporation
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           (Exact name of registrant as specified in its charter)


       Delaware                   33-82274              13-3771996
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       (State or other          (Commission)           (IRS Employer
       jurisdiction of          File Number)        Identification No.)
       incorporation)


       3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia    30339
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             (Address of principal executive offices)          (Zip Code)



                               (770) 955-0045
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             Registrant's telephone number, including area code


                               Not Applicable
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        (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported, NWC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCAC"), New World WVTM Communications of Alabama, Inc., an Alabama corporation and a wholly owned subsidiary of NWCAC ("WVTM Communications"), WVTM Television, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications ("WVTM Television"), and WVTM License, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications (together with WVTM Communications and WVTM Television, the "WVTM Sellers"), and NBC are parties to an Asset Purchase Agreement dated May 22, 1996 (the "WVTM Asset Purchase Agreement").

     On August 14, 1996, upon the terms set forth in the WVTM Asset Purchase Agreement, Birmingham Broadcasting (WVTM TV), Inc., a wholly owned subsidiary of NBC, completed its purchase from the WVTM Sellers of substantially all of the assets of the WVTM Sellers related to the ownership and operation of Television station WVTM, Channel 13, Birmingham, Alabama for a purchase price of $200 million, subject to adjustment based on Net Working Capital (as defined in the WVTM Asset Purchase Agreement) as of such date.

     On August 15, 1996, New World Communications Group Incorporated and NBC issued a press release announcing the consummation of the transactions contemplated by the WVTM Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Pro Forma Financial Information

         The information set forth in Exhibit 99.2 filed herewith is incorporated herein by reference.

     (c) The following items are filed with this report:

         EXHIBIT NO.   DESCRIPTION

         99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

         99.2          Pro forma financial information.

         99.3 Press Release dated August 15, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

______________________

(1) Incorporated herein by reference to Exhibit 99.2 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated August 14, 1996 of New World Communications Group Incorporated.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NWCG Holdings Corporation
                                     (Registrant)




Date:  August 29, 1996        By:  \s\ Joseph P. Page
                                   ---------------------------------------
                                   Name:      Joseph P. Page
                                   Title:     Vice President and
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit Description

99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

99.2    Pro forma financial information.

99.3 Press Release dated August 15, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

______________________

(1) Incorporated herein by reference to Exhibit 99.2 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated August 14, 1996 of New World Communications Group Incorporated.


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